UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 10, 2004
                                                ______________________________

                     First Keystone Financial, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)


        Pennsylvania                  000-25328                   23-0469351
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


22 West State Street, Media, Pennsylvania                          19063
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (610) 892-6210
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On November 10, 2004, First Keystone Financial, Inc. (the "Company") reported its results of operations for the fourth quarter and fiscal year ended September 30, 2004.

     For additional information, reference is made to the Company's press release dated November 10, 2004, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

ITEM 2.06 Material Impairments
          --------------------

     In connection with the preparation of the Company's fourth quarter and fiscal year end financial statements, the Company determined that a $5.0 million investment in Federal Home Loan Mortgage Corporation floating rate perpetual preferred stock was impaired due to its decline in value and further determined that such value is not expected to recover in the near future. As a result, the Company recorded a $1.1 million (pre-tax) impairment charge with respect to such security. For additional information, reference is made to the Company's press release dated November 10, 2004, which is included as
Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibit is filed herewith.


          Exhibit Number   Description
          --------------   -----------

          99.1             Press release dated November 10, 2004














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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST KEYSTONE FINANCIAL, INC.



Date:  November 12, 2004      By:  /s/ Rose M. DiMarco
                                   ---------------------------------
                                   Rose M. DiMarco
                                   Chief Financial Officer





















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